UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09088
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TEXAS CAPITAL VALUE FUNDS, INC.
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(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
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(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
First Austin Capital Management, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
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(Name and address of agent for service)

Registrant's telephone number, including area code: (512)328-9321
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Date of fiscal year end: 09/30
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Date of reporting period: 03/31/06
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Item 1. Reports to Stockholders. The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Value & Growth Portfolio

Semi-Annual Report

March 31, 2006

This report is for the shareholders of the Value & Growth Portfolio.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Rafferty Capital Markets, Inc. is the Distributor of the Fund.

Lipper Leaders as of 4/30/06

Overall period:

Out of 340 Multi-Cap Value Funds
Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers.  Lipper ratings for Tax Efficiency reflect funds’ historical success in postponing taxable distributions relative to peers.  Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.
The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return and Tax Efficiency metrics over three-, five-, and ten-year periods (if applicable).  The highest 20% of funds in each peer group are named Lipper leaders.  Texas Capital’s Value & Growth Portfolio was rated among 373 Multi-Cap Value funds for Total Return and Tax Efficiency.  Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.  More information is available at www.lipperleaders.com.  Lipper Leader Copyright 2002, Reuters, All Rights Reserved.

Comments or Suggestions

Email Mark Coffelt, CFA at mark@firstaustin.com.

For specific questions about your account, please call the Transfer Agent at 1-888-839-7424.

Fellow Shareholders,

The net asset value of the Value and Growth Portfolio (V&G) on March 31st, 2006 was $35.46 per share.
Periods	V&G1 A Class	V&G2 C Class	Russell 20003 Smaller Stocks	S&P 5003 Larger Stocks
Last Quarter	7.39…	7.17…	13.94	4.28
Last Six Months	7.75…	-	15.23	6.40
Last 1 Year	18.60…	-	25.85	11.75
Last 3 Years	37.50…	-	29.35	17.21
Last 5 Years	20.58…	-	12.59	3.96
Last 10 Years	14.79…	-	10.15	8.94
Since Inception (A)	13.94…	-	10.74	9.64
Since Inception (C)	-	13.23	23.77	10.93

1 After the maximum sales charge of 5.75%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, and since inception (11/06/95) would be: 1.21%, 1.55%, 11.68%,
34.1%, 19.16%, 14.11% and 13.30% respectively.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class.  The inception date of the C Class was 10/12/05.

3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively.  Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.
Highest comparative returns for each period are shaded

       Of course, you know the old caveat, “past performance may not be indicative of future results.”

Welcome to all of our new shareholders.

Texas Capital’s Value and Growth portfolio has performed very well over the last six months.  For the period ending March 31st, your fund was up 8%.  This is strong in absolute terms, as well as relative to other stock funds.  The S&P 500 was up 5% over this same period.

A key to our success is not allowing short-term market volatility to force us into making decisions we will later regret.  Active investors know that this is easier said than done.  We use a number of tools to discipline our investment process as emotion is typically the worst enemy to successful investing.  The surest way to avoid getting caught up in the manic nature of the markets is to keep one’s eye on the fundamentals.  Benjamin Graham once said “In the short-term, the market is a voting machine, in the long-term it is a weighing machine.”  Simply put, in the long run, stock prices reflect the underlying worth of a corporation.

Companies that are doing everything right regularly get caught up in sell-offs that can take their stocks down 30-50% or more, only to see their stock prices go to new highs within a few weeks or months.  Company values have changed little, while prices have changed a lot.  These market mistakes are especially common in small-cap stocks where the liquidity is limited.  If a large determined seller wants out of a position the impact on the stock price can take your breath away.  The key to successful investing is staying focused on values, rather than market prices.  Reacting to short-term volatility by letting the market force our decision is a surefire way to underperform.

A few years ago we made a conscious effort to enhance the fund’s diversification.  We have found that by increasing the fund’s holdings from approximately 50 stocks in the fund to now more than 200 stocks, we have mitigated the psychological angst that results when a stock holding drops unexpectedly.  This helps us to keep our wits about us, while everyone else is losing theirs.

As of this writing the market is experiencing turbulence.  As of May 24th, many markets around the world have depreciated as much as ten percent.  The chorus of astute commentators suggests that the swift drop is due to a moderate increase in inflation expectations.  They suggest that the Federal Reserve may have to raise short-term interest rates an additional quarter-point.  Never mind the fact that throughout all the hand-wringing about interest rates and higher commodities prices, earnings expectations for U.S. companies have continued to march steadily higher.

To put it in perspective, the market is now cheaper than it was at the lows in March of 2003.  According to Thomson Financial, the S&P 500 has rallied more than 50% from that low, but earnings have increased by more than 60%, causing the market to become more attractive even though prices have increased.

Much of the recent volatility is the result of uncertainty about the Federal Reserve under the new chairman, Ben Bernanke.  At the beginning of the year, the expectation was that the Federal Reserve would be done raising rates sooner rather than later.  Recent economic data has shown a small increase in consumer inflation causing many observers to question whether the Federal Reserve would have to raise rates higher than expected.

Whether the Fed raises one or two or several more times is not that relevant to the market prospects long term, or even in 2006.  Either way, it seems clear that the Federal Reserve will move off center stage sometime this year.  The most popular guess seems to be that the last increase will occur at the June meeting.  But, the guessing game will likely drive much of the day-to-day volatility over the next few months as investors adjust their expectations.  Unfortunately, the U.S. market will probably end up sloshing around a bit until this uncertainty is cleared up.

Once investors shift their focus from the uncertainty surrounding Federal Reserve policy most will likely recognize that corporate earnings are still very strong.  Even after the sharp rise in energy costs, the profitability of U.S. corporations is higher than at any time  since 1962 (according to JP Morgan’s Chief Global Investment Strategist), while valuations, such as the P/E of the S&P 500 are near their lowest levels in ten years.

The bottom line for our market outlook is that interest rates are generally low, corporate earnings are robust, and stock valuations are attractive.  Corporate cash levels are very high and should continue to support the stock market by way of stock buybacks.  These are not conditions from which bear markets emerge.  Our optimism will remain intact until we see significant signs of earnings weakness, none of which are evident today.

There are adjustments we anticipate making to the fund to try and achieve a solid return in a flat market.  First, international markets are generally outperforming the United States.  We expect that to continue in 2006.  We will likely continue to increase your exposure to international stocks.  Second, even though the headline indices are sluggish, we have shown that we can still produce returns by focusing on the areas of the market that are performing.

The old adage is that there is always a bull market somewhere.  But, the reality is that some years good market opportunities are hard to find.  That may be the case this year, but rest assured that we will leave no stone unturned to make sure we can exploit whatever opportunities exist.

Respectfully submitted,

Mark A. Coffelt, CFA
Chief Investment Officer,
Portfolio Manager

Eric Barden, CFA
Vice President,
Portfolio Manager

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Total Return Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from 10/01/05 to 3/31/06.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE:                                    Actual              Hypothetical Performance
                                                                     Performance      (5% return before expenses)
                                                                 Total Return Fund         Total Return Fund

Beginning Account Value         (10/01/05)    $1,000.00                      $1,000.00

Ending Account Value                                  $1,075                           $1,017

Expenses Paid During Period1                     $9                                   $8

1Expenses are equal to the Fund's annualized expense ratio 162% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  The C Class has been excluded from this table, since it did not exist at the beginning of the period.

Sector Allocation (unaudited)

March 31, 2006

COMMON STOCK (long positions) - 96.66%	Shares	Market Value
CONSUMER DISCRETIONARY – 5.11%
Automobile Manufacturers - 0.43%
Toyota Motor Corp - Spon ADR	4,000	$ 435,600

Footwear - 0.22%
Timberland	6,600	225,918

Homebuilding – 0.78%
Hovnanian Enterprises - Cl A	9,000	395,370
MDC Holdings Inc	6,000	385,860
		781,230

Household Applicances - 0.43%
Black & Decker	5,000	434,450

Leisure Products – 1.01%
Aldila Inc	16,500	547,800
Brunswick	12,000	466,320
		1,014,120

Restaurants - 0.35%
Ruby Tuesday Inc	10,900	349,672

Retail – Apparel - 0.31%
Pacific Sunwear of Calf.*	14,000	310,240

Retail – Catalog – 1.16%
Sportsman's Guide	44,020	1,166,090

Retail - Computers & Electronics - 0.00%
Rex Stores	200	3,014

Common Stocks	Shares	Market Value
Retail - Home Improvements – 0.42%
Home Depot Inc+	10,000	423,000

Total Consumer Discretionary		5,143,334

CONSUMER STAPLES – 2.28%
Distilleries – 0.69%
Diageo Plc Sponsored ADR	10,900	691,387

Food Distributors – 0.20%
Spartan Stores Inc*	15,600	198,900

Household Products - 0.40%
Colgate-Palmol	7,000	399,700

Packaged Foods/Meats – 0.36%
Gruma S.A. - Sponsored ADR	31,000	359,600

Personal Products – 0.19%
Usana	4,700	196,084

Soft Drinks – 0.44%
Coca-Cola Femsa ADR	13,400	444,880

Total Consumer Staples		2,290,551

ENERGY – 16.43%
Coal & Consumer Fuels – 3.41%
Arch Coal	6,000	455,640
Consol Energy	12,000	889,920
Foundation Coal	10,000	411,400
Peabody Energy	33,200	1,673,612
		3,430,572

Common Stocks	Shares	Market Value
Oil & Gas - Drilling – 1.61%
Patterson Energy	12,000	383,520
Pioneer Drilling Company*	28,700	471,541
Pride International Inc*	12,000	374,160
Unit Corporation	7,000	390,250
		1,619,471

Oil & Gas Exploration Equipment – 3.37%
Allis-Chalmers Energy	27,000	368,010
Baker Hughes	9,000	615,600
BJ Services Co	19,000	657,400
CNOOC ADR	5,000	390,900
Grant Prideco	10,000	428,400
Helix Technology	8,000	303,200
Mitcham Industries Inc*	37,354	621,571
		3,385,081

Oil & Gas Exploration/Production - 5.04%
Berry Petroleum	5,300	362,785
Chesapeake Energy Corp	10,000	314,100
Devon Energy Corporation	9,900	605,583
Kerr-McGee	3,000	286,440
Newfield Exploration	23,000	963,700
Nexen Inc	20,000	1,100,800
Petrochina Co Ltd - ADR	4,300	451,285
Pioneer Natural Resources	6,000	265,500
St. Mary Land & Expl.	10,000	408,300
XTO Energy	7,000	304,990
		5,063,483

Oil & Gas – Integrated – 0.63%
Chevron Corporation	2,000	115,940
ConocoPhillips	6,000	378,900
Tesoro Corp	2,100	143,514
		638,354

Common Stocks	Shares	Market Value
Oil & Gas - Refining/Marketing - 2.38%
Giant Industries Inc*	2,300	159,942
Sunoco Inc	10,200	791,214
Valero	16,000	956,480
Western Gas Resources Inc	10,000	482,500
		2,390,136

Total Energy		16,527,097

FINANCIALS – 12.07%
Consumer Finance - 0.50%
Cash America Int'l	16,800	504,336

Diversified Financial Services – 2.09%
Banco Bilbao VIZ ADR	25,000	521,250
Bancolombia SA Spons ADR	23,400	816,660
Credicorp Ltd	10,000	264,800
First Marblehead	11,500	497,375
		2,100,085

Insurance - Brokers - 0.09%
Hilb Rogal & Hobbs	2,300	94,806

Insurance - Life/Health – 1.87%
AFLAC Corporation	6,600	297,858
Phoenix Companies	32,000	521,600
Protective Life	11,000	547,140
Prudential PLC ADR	22,000	512,600
		1,879,198

Insurance - Multi-Line - 1.01%
21st Century Holding Co.	20,810	352,729
American Financial Group	16,000	665,760
		1,018,489

Common Stocks	Shares	Market Value
Insurance - Property/Casualty - 4.08%
American Physicians Cap Inc*	14,080	675,840
Meadowbrook Insurance Grp	23,800	166,600
State Auto Financial Corp	22,900	771,959
United Fire & Casualty	10,500	345,450
Berkley WR Corp	19,600	1,137,976
Zenith National Insurance Cp	20,900	1,005,917
		4,103,742

Investment Banking and Brokerage – 1.23%
Nomura Holdings ADR	56,000	1,241,520

Reinsurance - 0.22%
Partnerre Holdings Ltd	3,500	217,315

Specialized Finance – 0.01%
Federal Agricultural 'C'	300	8,826

Thrifts & Mortgage Financing - 0.96%
FirstFed Financial	8,000	478,480
Indymac Bancorp	12,000	491,160
		969,640

Total Financials		12,137,957

HEALTH CARE – 16.04%
Biotechnology – 2.17%
Amgen	7,000	509,250
Charles River Laboratories Inc*	22,800	1,117,656
Gilead Sciences	9,000	559,980
		2,186,886

Common Stocks	Shares	Market Value
Health Care – Equipment – 0.87%
Biomet	15,000	532,800
Cytyc Corporation*	12,000	338,160
		870,960

Health Care – Facility – 1.36%
Community Health Systems*	31,000	1,120,650
Lifepoint Hospitals Inc*	8,000	248,800
		1,369,450

Health Care - Managed Care – 1.58%
Centene Corp*	5,500	160,435
Cigna Corp Ci	2,300	300,426
Coventry Health Care Inc*+	10,800	582,984
UnitedHealth Group Inc*	9,840	549,662
		1,593,507

Health Care – Services – 7.49%
Caremark RX Inc*+	28,200	1,386,876
Fresenius Medical ADR	32,100	1,279,185
IMS Health Inc	29,000	747,330
Laboratory Corp of America H*	16,500	964,920
Lincare Holdings Inc*	6,200	241,552
Merge Technologies Inc*	14,000	223,580
Pediatrix Medical Group Inc*	10,900	1,118,776
Pharmaceutical Product Devel*	27,600	955,236
Quest Diagnostics Inc	12,000	615,600
		7,533,055

Health Care – Supplies – 1.05%
Merit Medical Systems*	14,000	168,140
Smith & Nephew ADR	20,000	892,200
		1,060,340

Common Stocks	Shares	Market Value
Pharmaceuticals - 1.51%
Cypress Bioscience	15,000	94,500
Johnson & Johnson Co+	8,700	515,214
Novartis AG-ADR	16,400	909,216
		1,518,930

Total Health Care		16,133,128

INDUSTRIALS – 15.97%
Aerospace - Defense – 2.51%
Armor Holdings Inc*	8,000	466,320
Ceradyne	8,000	399,200
DRS Technologies	9,000	493,830
L-3 Communications Holdings	7,500	643,425
LMI Aerospace Inc*	7,000	525,910
		2,528,685

Airfreight & Logistics - 0.45%
Ryder System	10,000	447,800

Airlines – 0.44%
Skywest	15,000	439,050

Commercial Printing - 0.14%
Outlook Group Corp	10,610	138,673

Construction & Engineering – 2.21%
Infrasource Services	20,000	344,200
Meadow Valley	50,619	624,132
Michael Baker Corp*	30,696	869,618
Sterling Construction	17,500	379,575
		2,217,525

Common Stocks	Shares	Market Value
Machinery - Construction & Farming – 1.81%
Bucyrus Int'l	15,000	722,850
Commercial Vehicle	16,000	307,360
Gehl Co*	13,050	432,216
Miller Industries	14,100	359,550
		1,821,976

Industrial Machinery – 2.41%
Kubota Corp ADR	10,000	544,000
Parker-Hannifin	11,000	886,710
Sun Hydrolics Corp	46,600	996,308
		2,427,018

Marine - 0.29%
OMI Corp	16,000	288,320

Railroads – 0.38%
Norfolk Southern	7,000	378,490

Services – Employment - 1.98%
Barrett Business Services Inc*	19,599	529,173
Labor Ready Inc*	12,000	287,400
Manpower Inc.	20,600	1,177,908
		1,994,481

Services – Office Supplies – 0.41%
Avery International	7,000	409,360

Trade Companies & Distributors - 0.11%
Huttig Building Products Inc*	11,800	109,858

Common Stocks	Shares	Market Value
Trucking – 2.84%
Arkansas Best Corp	10,289	402,506
Celadon Group Inc*	26,325	576,254
Frozen Food Express*	82,000	856,900
Smithway Motor Xpress - Cl A*	32,415	307,942
USA Trucking Inc*	16,500	406,230
Yellow Roadway Corp*	8,000	304,480
		2,854,312

Total Industrials		16,055,548

MATERIALS – 7.61%
Chemicals - Agriculture/Fertilizer – 0.73%
Terra Nitrogen Company LP	12,000	549,120
The Scotts Miracle Gro Co	9,400	189,034
		738,154

Diverse Metal/Mining – 5.05%
Alliance Resource Partners	3,000	108,300
Alpha Natural Resource	15,000	347,100
Anglo American Plc-Spons ADR	30,000	587,100
Cia Vale do Rio Doce ADR	20,000	970,600
Minas Buenaventua	42,300	1,044,387
Rio Tinto ADR	5,500	1,138,500
RTI International Metals	16,000	877,600
		5,073,587

Steel – 1.83%
NN	8,737	112,795
Nucor	6,000	628,740
Tenaris ADR	3,200	578,144
Universal Stainless	20,329	522,455
		1,842,134

Total Materials		7,653,875

Common Stocks	Shares	Market Value
OTHER HOLDINGS – 3.46%
Exchange Traded Funds - 2.52%
IShares MSCI Austria Index	46,600	1,449,726
Ishares MSCI Germany	20,000	461,000
IShares MSCI Hong Kong Index	29,000	391,210
IShares MSCI Pacific Ex Jpn	2,000	209,900
IShares MSCI Singapore Free	2,200	19,316
		2,531,152

Funds - Closed End – 0.95%
Morgan Stanley India Fund	11,100	555,000
Templeton Emerging Markets Fund	19,800	396,990
		951,990

Total Other Holdings		3,483,142

TECHNOLOGY – 14.46%
Application Software – 4.36%
Ansoft	13,400	558,646
EPIQ Systems Inc*	52,631	999,989
Intuit Inc*	19,000	1,010,610
Henry (Jack) & Associates	43,500	994,845
Lawson Software	79,000	605,930
Nuance	18,500	218,485
		4,388,505

Communications Equipment – 2.05%
Addvantage Tech Group	18,000	106,200
Avocent	14,000	444,360
Comtech Group	35,000	350,000
Corning Inc*	15,000	403,800
Netgear Inc*	24,000	456,240
Nice Systems ADR	6,000	305,760
		2,066,360

Common Stocks	Shares	Market Value
Electronic Equipment – 2.48%
Amphenol	10,000	521,800
Intevac	24,000	690,720
Multi-Fineline Elect	14,000	818,860
Superior Essex	18,000	457,920
		2,489,300

Electronic Manufacturing Services – 0.47%
Jabil Circuit	11,000	471,460

Internet Software & Services - 0.47%
J2 Global Communications	10,000	470,000

IT Consulting & Services – 0.76%
CGI Group	70,000	464,100
First Advantage	10,000	241,800
Forrester Research	2,500	55,800
		761,700

Office Electronics - 0.46%
Canon ADR	7,000	462,350

Semiconductors - 0.76%
Freescale Semiconductor - B	15,000	416,550
Microsemi	12,000	349,320
		765,870
Services - Data Processing – 1.74%
Alliance Data Systems	10,000	467,700
DST Systems	6,000	347,640
First Data	20,000	936,400
		1,751,740

Systems Software - 0.43%
Progress Software	15,000	436,350

Common Stocks	Shares	Market Value
Technology Distribution – 0.48%
Anixter International	10,000	477,800

Total Technology		14,541,435

TELECOMMUNICATIONS – 0.98%
Wireless Telecommunications Services – 0.98%
China Mobile HK Ltd-Spons-ADR	23,000	610,420
Vodaphone Group Plc - Sp ADR	18,000	376,200
		986,620

Total Telecommunications		986,620

UTILITIES – 2.24%
Electric Utilities – 1.73%
E.on Ag - Sponsored ADR	5,000	183,000
Korea Electric Power Corp - ADR	61,000	1,317,600
National Grid PLC	4,800	238,224
		1,738,824

Water Utilities – 0.51%
Veolia Environment ADR	9,300	516,429

Total Utilities		2,255,253

Total Long-Term Common Stocks (cost $78,272,610)		97,207,940

Demand Notes – 4.20%	Par Value	Market Value

American Family Demand Note	$ 451,941	$ 451,941
(4.4687% 12-31-2031)

Wisc Corp Cent Cr Union D No	416,605	416,605
(4.4925% 12-31-2031)

U.S. Bancorp CP	3,352,000	3,351,128
(4.6800% 04-03-2006)

Total Demand Notes (cost $4,220,546)	4,220,546	4,219,674

Total Securities in Long Positions (cost $78,272,610)(a)	100.54%	101,104,264

Liabilities in Excess of Other Assets	(0.54)%	(541,603)

Total Net Assets	100.00%	$ 100,562,661

(a) At March 31, 2006, the cost for federal income tax purposes was $78,272,610 on long positions and $3,439,035 on short positions.
Net unrealized appreciation was as follows:

Gross unrealized appreciation	18,048,922
Gross unrealized depreciation	(1,155,290)
Net unrealized appreciation	16,893,632

Common Stocks	Shares	Market Value
SHORT STOCKS – (3.80)%

CONSUMER DISCRETIONARY – (1.54)%
Broadcasting & Cable – (0.65)%
Clear Channel	(8,000)	(232,080)
Emmis Communications	(5,000)	(80,000)
Sirius	(24,000)	(121,680)
XM Satellite Radio	(10,000)	(222,700)
		(656,460)

Home Furnishings – (0.30)%
La-Z-Boy Inc.	(18,000)	(306,000)

Photographic Products – (0.11)%
Presstek	(9,500)	(113,050)

Publishing – (0.22)%
Tribune	(8,000)	(219,440)

Retail - Internet – (0.25)%
Amazon.com	(7,000)	(255,710)

Total Consumer Discretionary		(1,550,660)

CONSUMER STAPLES – (0.26)%
Retail – Food – (0.26)%
Whole Foods Market	(4,000)	(265,760)

Total Consumer Staples		(265,760)

FINANCIALS – (0.86)%
Asset Management – (0.47)%
Janus Capital Group Inc	(10,000)	(231,700)
State Street	(4,000)	(241,720)
		(473,420)

Common Stocks	Shares	Market Value
REITS – Mortgage Backed – (0.21)%
Anworth Mortgage	(15,000)	(117,900)
MFA Mortgage Investment	(15,000)	(95,250)
		(213,150)

Specialized Finance – (0.18)%
Morningstar Inc*	(4,000)	(179,080)

Total Financials		(865,650)

HEALTH CARE – (0.09)%
Pharmaceuticals – (0.09)%
Cypress Bioscience	(15,000)	(94,500)

Total Health Care		(94,500)

TECHNOLOGY – (1.04)%
Home Entertainment Software – (0.22)%
Electronic Arts	(4,000)	(218,880)

Internet Software and Services – (0.82)%
EBay	(7,000)	(273,000)
Google	(750)	(292,500)
Yahoo	(8,000)	(258,080)
		(823,580)

Total Technology		(1,042,460)

Total Securities Sold Short (proceeds $3,439,035)		$(3,819,030)

+A portion of the investment is held by the broker as collateral for short sales activity
*Non-income producing security
ADR - American Depository Receipt

ASSETS

Total Investments at Market Value, (Identified Cost $81,535,943) (Note 1-A)	$96,884,590
Cash	4,219,674
Deposits with Brokers for Securities Sold Short	3,358,638
Receivables:
Fund Shares Sold	374,159
Interest and Dividends	152,967
Investment Securities Sold	1,414,353
Other Receivables	8,284
Total Assets	105,812,665
LIABILITIES
Securities Sold Short not yet Purchased	$3,725,050
(proceeds $3,358,638)
Payables:
Investment Securities Purchased	1,301,652
Fund Shares Purchased	56,862
Advisory Fee (Note 2)	80,658
Administration Fees (Note 2)	26,426
Distribution Fees	26,426
Custody Fees	2,416
Total Liabilities	5,250,004
NET ASSETS	$100,562,661
	A Shares	C Shares
NAV AND REPURCHASE PRICE PER SHARE	$35.46	$35.34
(Applicable to 2,777,100 A shares and 59,349 C shares outstanding, $.0001 par value, 25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE	$37.62	$35.34
(100/94.25 of net asset value)
NET ASSETS
At March 31, 2006, net assets consisted of:
Paid - In Capital	84,009,148
Accumulated Net Realized Gain on Investments	2,557,969
Net Unrealized Appreciation on Investments	13,995,544
	100,562,661

INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $14,817)	$387,860
Interest	51,307
Other Income	97,098
TOTAL INCOME	536,265

EXPENSES
Management Fee (Note 2)	434,812
Administrative Fee (Note 2)	159,642
Distribution Fees – A Class (Note 2)	107,416
Distribution Fees – C Class (Note 2)	5,146
Custody Fee	4,488
Interest Expense (Note 4)	0
TOTAL EXPENSES	711,505

NET INVESTMENT LOSS	(175,240)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain from Investments	3,647,149
Net Realized Loss on Securities Sold Short	(936,768)
Net Change in Unrealized Appreciation on Investments	3,420,181

  Change in Unrealized Appreciation/Depreciation on

  Securities Sold Short

(366,412)

NET GAIN ON INVESTMENTS	5,764,150

NET INCREASE IN NET ASSETS RESULTING

FROM OPERATIONS	$5,588,910
For the Period Ended March 31, 2006

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Loss	$(175,240)
Net Realized Gain on Investments	2,710,381
Change in Unrealized Appreciation on Investments	3,053,769
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,588,910
DISTRIBUTIONS TO SHAREHOLDERS	-
CAPITAL SHARE TRANSACTIONS: (a)
Shares Sold	21,305,654
Shares Redeemed	(5,157,485)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS (a)	16,148,169

TOTAL INCREASE IN NET ASSETS
NET ASSETS:
Beginning of Period	77,603,244
End of Period	100,562,661

(a) CAPITAL SHARE TRANSACTIONS
Shares Sold	634,926
Shares Redeemed	(153,396)
TOTAL INCREASE (DECREASE) IN SHARES	481,530

PER SHARE OPERATING PERFORMANCE	Value & Growth

NAV, BEGINNING OF PERIOD	$32.91

Net Investment Loss	(.07)
Net Realized and Unrealized Gains	2.47
TOTAL FROM INVESTMENT OPERATIONS	2.54

LESS DISTRIBUTIONS
Net Capital Gains	.00

NAV, END OF PERIOD	$35.45

TOTAL RETURN FOR PERIOD	7.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period ($000)	$100,563

RATIOS TO AVERAGE NET ASSETS
Expenses	162%
Net Loss	(.40)%

Portfolio Turnover Rate	130%

Average Debt Per Share	$0

Average Debt Outstanding ($000)	$0
Average Shares Outstanding (000)	2,598

  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Value & Growth Portfolio (the “V&G”) is a series of the Texas Capital Value Funds, Inc, (the “Fund”).  V&G began investment operations on November 6, 1995.  V&G’s investment objective is capital appreciation.  The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

  Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time).  Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
  Federal Income Taxes – It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.
  Securities Transactions, Investment Income and Other - Securities transactions are recorded on the next business date after trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to net operating losses and post-October capital losses.

  Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended March 31, 2006, V&G decreased paid-in capital by $175,240 due to V&G experiencing net investment losses.  Net assets were not affected by this change.
Short Sale Disclosure

  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales "against the box" (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC's positions regarding the asset segregation requirements of Section 18 of the 40 Act.

2.    TRANSACTIONS WITH AFFILIATES
Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.
In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.   The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.
Transactions with Texas Capital, Inc.
The Advisor owns an interest in Texas Capital, Inc., a registered broker-dealer.  For the period ending March 31, 2006, V&G transacted $192,330 in commissions through Texas Capital, Inc.  All transactions were at $.05 per share or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets.  For the period ending March 31, 2006, the amount paid to the Distributor was $198,432 for V&G.  The amount of sales charge retained by the distributor was $28,128.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.             PURCHASES AND SALES OF SECURITIES

For the period ending March 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $72,145,665 and $57,412,377, respectively, for the Value & Growth Portfolio.

4.             LINE OF CREDIT

The Fund has a $9 million secured line of credit with US Bancorp.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At March 31, 2006, the Fund had $0 outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 0% and the weighted average amount outstanding was $0.

5.             DISTRIBUTIONS TO SHAREHOLDER

As of March 31, 2006, the components of distributable earnings on a tax basis was as follows:

Accumulated Net Balance	$2,557,969
Unrealized Appreciation	14,982,235
$17,540,204

There were no distributions paid in fiscal years 2004 and 2005.  The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.    AVAILABLILITY OF QUARTERLY PORTFOLIO SCHEDULE (unaudited)

Beginning with its first and third fiscal quarters ending on or after July 9, 2004, Texas Capital Value Funds will file the Funds' complete schedules of portfolio holdings with the SEC on form N-Q. The Funds' Form N-Q will be available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

7.             AVAILABLILITY OF PROXY VOTING POLICIES AND PROCEDURES (unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures and how the Fund voted proxies during the most recent twelve-month period ended June 30, free of charge, by calling toll-free 800-880-0324. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

The Directors of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.

Name, Age, and Address	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Mark A. Coffelt, C.F.A, 50 6300 Bridgepoint Parkway, Bldg. II, Ste. 105 Austin, TX 78730	Chairman of the Board, President .	Since November, 1995	President of First Austin Capital Management, Inc. (1988-Present)	1	0
Janis A. Claflin, 64 1301 Capital of Texas Highway Ste B-127 Austin, Texas 78746	Independent Director	Since November, 1995	President and owner of Claflin & Associates (1985- Present) Chairperson of the Trustee Program Committee on the Board of Directors of the Fetzer Institute (1987-Present) Licensed Marriage and Family Therapist	1	0
Edward K. Clark, Attorney, CPA, 53 2508 Ashley Worth Blvd., Suite 200 Austin, TX 78738	Independent Director	Since November, 1995	CPA-Emergent Technologies (2002-Present) Member-Kelly, Hart & Hallman (1997-2002) Partner-Clark & Clark of Austin, Texas (1995-1997) Certified Public Accountant	1	0
John Henry McDonald, CFP, 56 7200 N. MoPac #315 Austin, TX 78731	Independent Director	Since November, 1995	President and founder of Austin Asset Management (1990-Present) CFP from the College for Financial Planning Member of the CFP Board of Standards President of the Austin Society of Certified Financial Planners	1	0

Mailing Address for Additional Purchases

Texas Capital Value Funds, Inc.
c/o U.S. Bancorp Mutual Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Questions Regarding:

Management of Portfolio

(800) 880-0324 or (512) 328-9321

Prospectus & New Account Forms,
Your Account, or Tax Information
(888) 839-7424

Marketing Information/Dealer Agreements
Texas Capital Value Funds, Inc.
6300 Bridgepoint Parkway
Building 2, Suite 105
Austin, Texas 78730
(800) 880-0324

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the
registrant has adopted a code of ethics that applies to the
registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or
persons performing similar functions, regardless of whether
these individuals are employed by the registrant or a third
party.
(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing
and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or
submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code
to an appropriate person or persons identified in the
code; and
(5) Accountability for adherence to the code.
(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code
of ethics.
(d) Waivers: During the period covered by the report, the
registrant has not granted any express or implicit waivers
from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined
that the registrant has one audit committee financial
expert serving on the audit committee, and any person who
performs a similar function.

(a)(2) The audit committee financial expert is Ed Clark.
Mr. Clark is independent as defined in Form N-CSR Item 3
(a) (2)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Only required in Annual Report

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for the Fund is
disclosed in the Registrant's Semi-Annual Report, which is
included as Item 1 of this Form N-CSRS.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES.
CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS
AND PROCEDURES

Item 10(a) - The certifying officer, whose certifications
are included herewith, has evaluated the registrant's
disclosure controls and procedures within 90 days of the
filing date of this report. In his opinion, based on his
evaluation, the registrant's disclosure controls and
procedures are adequately designed and are operating
effectively, to ensure that material information
relating to the registrant, including its consolidated
subsidiaries, is made known to them by others within
those entities, particularly during the period in which
this report is being prepared.

Further, in his opinion, the registrant's disclosure
controls and procedures are adequately designed, and are
operating effectively to ensure that information required
to be disclosed by the registrant in the reports it files
or submits under the Securities Exchange Act of 1934 is
recorded, processed, summarized and reported within the
time periods specified in the Securities and Exchange
Commission's rules and forms.

Item 10(b) - There were no significant changes in the
registrant's internal controls or in other factors that
could significantly affect these controls subsequent to
the date of their most recent evaluation, including any
corrective actions with regard to significant deficiencies
and material weaknesses.

ITEM 11. EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of
the Act and Section 302 of the Sarbanes-Oxley
Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the
Act and Section 906 of the Sarbanes-Oxley Act is
attached hereto.

The certification provided pursuant to Section 906 of the
Sarbanes-Oxley Act is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 ("Exchange
Act"), or otherwise subject to the liability of that section.
Such certification will not be deemed to be incorporated by
reference into any filing under the Securities Act of 1933
or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ MARK A. COFFELT Date: June 9, 2006
-------------------------------------- ------------------------
Mark A. Coffelt, President and Chairman
Texas Capital Value Funds, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark A. Coffelt
---------------------------
Principal Executive Officer and Principal Financial Officer

Date: June 9, 2006